SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): May 1, 2024

NEMAURA MEDICAL INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

001-38355	46-5027260
(Commission File Number)	(IRS Employer Identification No.)

57 West 57th Street Manhattan, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	+1 (646) 416-8000
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Nemaura Medical Inc. (the “Company”) has taken measures to reduce overhead and enhance operating efficiency by outsourcing the bulk of its operations. While the majority of manufacturing activities were already outsourced from the outset, the Company is now seeking to outsource its remaining operations, specifically sensor production, to a contract manufacturing organization. In connection therewith, on May 1, 2024, the Company issued termination notices to staff, including Arash Ghadar, the Company’s Chief Operating Officer. Consistent with the terms of Mr. Ghadar’s employment agreement, the effective date of Mr. Ghadar’s termination was November 1, 2024.

On September 20, 2024, Arash Ghadar requested early termination of his employment agreement and the Company agreed. Accordingly, Mr. Ghadar resigned his position as the Company’s Chief Operating Officer on September 20, 2024.

In addition, on September 21, 2024, Asim Butt resigned his position as a member of the Company’s Board of Directors. Mr. Butt’s resignation was not because of a disagreement with the Company on a matter relating to the Company’s operations, policies or practices.

Item 7.01. Regulation FD Disclosure.

The Company remains committed to aligning its resources with its operational strategy to position itself for future growth.

The Company continues to seek partnerships and non-dilutive funding where possible, including through license fees or potential acquisitions, and is actively engaged in discussions with prospective partners.

The Company’s Chief Executive Officer, Dr. Faz Chowdhury, will be presenting at the Alliance Bernstein CGM Disruptors virtual conference on September 26, 2024.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded with the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEMAURA MEDICAL INC.

Date: September 26, 2024	By:	/s/ Dewan F.H. Chowdhury
Dewan F.H. Chowdhury Chief Executive Officer